UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2011

Preformed Line Products Company
(Exact name of registrant as specified in its charter)

Ohio	0-31164	34-0676895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Beta Drive Mayfield Village, Ohio	44143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (440) 461-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM.5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 25, 2011, Preformed Line Products Company (the “Company”) held its annual meeting of shareholders at its principal executive offices in Mayfield Village, Ohio.  At the meeting, the shareholders voted on several proposals, the results of which are as follows:

1.           Director Elections.  The shareholders voted to re-elect certain persons to the Board of Directors for a term expiring at the 2013 annual meeting of the shareholders.  The individuals listed below were elected to the Company’s Board of Directors, each to hold office until the designated annual meeting or until his successor is elected and qualified, or until his earlier resignation.  The table below indicates the votes for, votes withheld, abstentions and broker non-votes for the election of the three director nominees.

	Term Expiring	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Richard R. Gascoigne	2013	4,630,598	155,361	0	437,066
Barbara P. Ruhlman	2013	4,191,320	594,639	0	437,066
Robert G. Ruhlman	2013	4,169,660	616,299	0	437,066

2.           Long Term Incentive Plan Restatement.  The shareholders voted to approve an amended and restated Long Term Incentive Plan of 2008.  The table below indicates the votes for, votes against, abstentions and broker non-votes on this proposal.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Amended and Restated Long Term Incentive Plan of 2008	4,298,265	481,871	5,823	437,066

3.           Advisory Vote on Executive Compensation. The shareholders voted to approve the compensation paid to the Company’s Named Executive Officers (“NEOs”) as disclosed in the Proxy Statement.  The table below indicates the votes for, votes against, abstentions and broker non-votes on this non-binding proposal.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Named Executive Officers’ Compensation	4,714,776	50,087	21,096	437,066

4.           Advisory Vote on Frequency of Voting on Executive Compensation. The shareholders voted the frequency of the advisory vote on the compensation of the Company’s NEOs.  The table below indicates the votes for every three years, every two years, annually, abstentions and broker non-votes on this non-binding proposal.

	Every 3 yrs	Every 2 yrs	Annually	Abstentions	Broker Non-Votes
Frequency of Voting	3,950,181	20,899	800,798	14,081	437,066

5.           Ratification of the Appointment of Ernst & Young LLP. The shareholders voted to approve the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011.  The table below indicates the votes for, votes against, abstentions and broker non-votes on this proposal.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of Appointment of Ernst & Young LLP	5,204,598	13,872	4,555	0

The Company’s Board of Directors has considered the outcome of the vote on Proposal 4 above and will hold non-binding shareholder advisory votes on executive compensation every three years until the Company’s next required vote on the frequency of shareholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFORMED LINE PRODUCTS COMPANY

/s/ Caroline S. Vaccariello
Caroline S. Vaccariello, General Counsel & Corporate Secretary

DATED:  April 25, 2011